Exhibit 10.10.2

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

THIRD AMENDED AND RESTATED

CRUDE OIL TREATING AGREEMENT

THIRD AMENDED AND RESTATED

AGREEMENT ADDENDUM 02

BRIGGSDALE FACILITY

CONTRACT NUMBER: CRALL1-OT

This THIRD AMENDED AND RESTATED AGREEMENT ADDENDUM 02 (this “Agreement Addendum”) (a) shall be effective as between the Persons named below as “Producer” and “Midstream Co” as of the date specified below as the “Effective Date,” (b) incorporates the Third Amended and Restated Agreement Terms and Conditions Relating to Crude Oil Treating Services (the “Agreement Terms and Conditions”), which were last amended effective as of March 31, 2016, and (c) together with the Agreement Terms and Conditions, shall constitute one contract and shall be the Agreement of the Parties. Except as otherwise set forth herein (i) all terms shall have the meanings assigned to such terms in the Agreement Terms and Conditions and (ii) all references to Exhibits, Appendices, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Appendices, Articles, Sections, subsections and other subdivisions of or to the Agreement Terms and Conditions.

Producer desires to contract with Midstream Co for Midstream Co to provide the Services utilizing the Individual System, and Midstream Co desires to provide the Services to Producer, on the terms and subject to the conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements in this Agreement, Midstream Co and Producer hereby agree as follows:

Producer	Noble Energy, Inc., a Delaware corporation

Midstream Co	Colorado River DevCo LP, a Delaware limited partnership

Individual System	This Agreement Addendum pertains only to Services provided by Midstream Co at the oil treating facility known by Midstream Co as the Briggsdale Facility.

Parties	The term “Party” or “Parties” shall refer to Producer and the Midstream Co identified in this Agreement Addendum

Effective Date	March 31, 2016

Dedication Area	Weld County, Colorado and surrounding counties, less and except those leases were released pursuant to a Release of Dedication.

Agreement Addendum 02 –Page 1

Third Amended and Restated Crude Oil Treating Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

Individual Horizontal Fee	$[**]/Relevant Well

Individual Vertical Fee	$[**]/Relevant Well

Additional Revisions

Section 6.1	At all times that Midstream Co is party to both Agreement Addendum 01 and Agreement Addendum 02, Producer shall be charged a total (in the aggregate across both Agreements) of $[**]/ Relevant Well that is horizontal and $[**]/ Relevant Well that is vertical. If Midstream Co is not a party to both Agreement Addendum 01 and Agreement Addendum 02, Midstream Co and Producer shall negotiate an equitable price adjustment for the provision of Services.

Notices and Payments

Notice Address – General Matters & Correspondence	Midstream Co and Producer shall deliver appropriate contact information to the other Party in writing.
Notice Address – Operational Matters
Notice Address – Force Majeure and Marketing interruptions
Notice Address – Invoicing Matters
Marketing Notice – Midstream Co
Payments by Electronic Funds Transfer	Midstream Co and Producer shall deliver appropriate contact information to the other Party in writing

(End of Agreement Addendum 02)

Agreement Addendum 02 –Page 2

Third Amended and Restated Crude Oil Treating Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals to be effective as of the Effective Date.

“Producer”

NOBLE ENERGY, INC.

By:	/s/ Gary W. Willingham
Gary W. Willingham
Executive Vice President

STATE OF TEXAS	)
) ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this 29th day of August 2016, by Gary W. Willingham as Executive Vice President of Noble Energy, Inc., a Delaware corporation.

WITNESS my hand and official seal.

My commission expires: 05/05/2018

/s/ Joanne Garner
Notary Public

Agreement Addendum 02 – Signature Page 1

Third Amended and Restated Crude Oil Treating Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

“Midstream Co”

COLORADO RIVER DEVCO LP

By:	Colorado River DevCo GP LLC

By:	Noble Midstream Services, LLC

By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

STATE OF TEXAS	)
) ss.
COUNTY OF HARRIS	)

The foregoing instrument was acknowledged before me this 25th day of August 2016, by Terry R. Gerhart as Chief Executive Officer of Colorado River DevCo LP, a Delaware limited partnership.

WITNESS my hand and official seal.

My commission expires: 05/05/2018

/s/ Joanne Garner
Notary Public

Agreement Addendum 02 – Signature Page 2

Third Amended and Restated Crude Oil Treating Agreement